CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2015	Dec. 31, 2014	Dec. 31, 2013
Net income	$ 17,076	$ 16,566	$ 16,856
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments, net	(1,513)	(5,469)	495
Unrealized gain from derivative instruments, net	9	0	0
Unrealized gain (loss) from available-for-sale securities	156	(259)	(35)
Total other comprehensive income (loss), net of tax	(1,348)	(5,728)	460
Total comprehensive income	15,728	10,838	17,316
Comprehensive income attributable to redeemable non-controlling interests	572	51	807
Comprehensive income attributable to non-controlling interests	208	442	476
Comprehensive income attributable to Magic Software Enterprises' shareholders	$ 14,948	$ 10,345	$ 16,033